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                                                                     EXHIBIT 1.1








                                    [ Shares]


                           Builders FirstSource, Inc.


                                  Common Stock
                                ($0.01 Par Value)

                                     FORM OF

                             UNDERWRITING AGREEMENT




                                  June __, 2005





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                         FORM OF UNDERWRITING AGREEMENT


June ___, 2005
UBS Securities LLC
Deutsche Bank Securities Inc.
as Joint Book-Running Managers

c/o UBS Securities LLC
299 Park Avenue
New York, New York 10171

Ladies and Gentlemen:

     Builders FirstSource, Inc., a Delaware corporation (the "Company"), proposes to issue and sell, and the persons named as selling stockholders on Schedule B annexed hereto (the "Selling Stockholders") propose to sell, to the underwriters named in Schedule A annexed hereto (the "Underwriters"), for whom UBS Securities LLC ("UBS") and Deutsche Bank Securities Inc. ("Deutsche Bank" and, together with UBS, the "Managing Underwriters" or "you") are acting as representatives, an aggregate of ___________ shares (the "Firm Shares") of Common Stock, $0.01 par value (the "Common Stock"), of the Company, of which ___________ shares (the "Primary Shares") are to be issued and sold by the Company and an aggregate of _____________ shares (the "Secondary Shares") are to be sold by the Selling Stockholders in the respective amounts set forth under the caption "Firm Shares" in Schedule B annexed hereto. In addition, solely for the purpose of covering over-allotments, the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Selling Stockholders up to an additional ____________ shares of Common Stock (the "Additional Shares") in the respective amounts set forth under the caption "Additional Shares" in Schedule B annexed hereto. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.

     The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-1 (File No. 333-122788) including a prospectus, relating to the Shares on February 14, 2005, as amended by a first amendment filed on April 27, 2005, as further amended by a second amendment filed on April 27, 2005, as further amended by a third amendment filed on May 26, 2005, and as further amended by a fourth amendment filed on June __, 2005. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each thereof being herein called a "Preliminary Prospectus") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430(A) under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus." The registration, issuance and sale of the Shares and



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the effectiveness of the Registration Statement and Prospectus are collectively referred to as the "Transactions." As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

     The Company, the Selling Stockholders and the Underwriters agree as follows:

     1. Sale and Purchase. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company and each of the Selling Stockholders, severally and not jointly, agree to issue and sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from the Company and each of the Selling Stockholders the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by the Company or by such Selling Stockholders, as the case may be, as the number of Firm Shares set forth opposite the name of such Underwriter set forth on Schedule A annexed hereto, subject to adjustment in accordance with Section 8 hereof, in each case at a purchase price of $______ per Share. The Company and each Selling Stockholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

     In addition, the Selling Stockholders hereby grant to the several Underwriters the option to purchase, and upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholders, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Stockholders for the Firm Shares. This option may be exercised by the Managing Underwriters on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date hereof, by written notice to the Company and the Selling Stockholders. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "additional time of purchase"); provided, however, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter set forth on Schedule A annexed hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof.

     Pursuant to irrevocable powers of attorney, which shall be satisfactory to counsel for the Underwriters, granted by each Selling Stockholder, ______________ and _________________ will act as representatives of each Selling Stockholder. The foregoing representatives (the "Representatives of the Selling Stockholders") are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such



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Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Underwriting Agreement (this "Agreement").

     2. Payment and Delivery. Payment of the purchase price for the Firm Shares shall be made to the Company and each of the Selling Stockholders by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on _______________, 2005 (unless another time shall be agreed to by you and the Company and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of Section 10 hereof) (such date and time, the "Closing Date"). The time at which such payment and delivery are to be made is hereinafter sometimes called "the time of purchase." Electronic transfer of the Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

        Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

        Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Shares shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom, LLP, Four Times Square, New York, NY 10036-6522, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

     3. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters that:

         (a) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the actual knowledge of the Chief Executive Officer, Chief Financial Officer or General Counsel of the Company (the "Company's Knowledge"), are contemplated by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects to the requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, at the time of purchase and any additional time of purchase, in all material respects with the requirements of the Act and the Prospectus will comply, as of its date and at the time of purchase and any additional times of purchase, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the conditions to the use


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   of Form S-1 have been satisfied; the Registration Statement did not when it became effective, does not and will not, at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Prospectus will not, as of its date and at the time of purchase and any additional time of purchase, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in the Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Preliminary Prospectus, the Registration Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the Preliminary Prospectus and the Prospectus;

         (b) as of March 31, 2005, the Company had an authorized and outstanding capitalization as set forth under the heading "Actual" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the time of purchase and the additional time of purchase, as the case may be, the Company shall have an authorized and outstanding capitalization as set forth under the heading "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization"; all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

         (c) as of the date of this Agreement, at the time of purchase and the additional time of purchase, as the case may be, the authorized capital stock of the Company consists only of __________ shares of Common Stock, par value $0.01 per share, and _________ shares of undesignated preferred stock, par value $0.01 per share (the "Preferred Stock"); as of the date of this Agreement, there are ____________ shares of Common Stock outstanding and outstanding options to purchase _________ shares of Common Stock and no shares of Preferred Stock outstanding;

         (d) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with the corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

         (e) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on, or result in a material adverse change in, the financial condition, results of operation, stockholders' equity, properties or prospects of the Company and the Subsidiaries (as hereinafter defined), taken as a whole (a "Material Adverse Effect," or a "Material Adverse Change," respectively);

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         (f) annexed hereto as Schedule C is a true and complete list of each entity in which the Company has a direct or indirect voting interest (each, a "Subsidiary" and, collectively, the "Subsidiaries"); other than the capital stock or other equity interests of the Subsidiaries, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any limited liability company, firm, partnership, joint venture, association or other entity; complete and correct copies of the charter, by-laws, or other formation and organizational documents of the Company and the Subsidiaries and all amendments thereto have been delivered or made available to you, and except as set forth in the exhibits to the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary is a corporation, limited liability company, partnership or other entity duly organized or formed and validly existing in good standing under the laws of the jurisdiction of its organization or formation, with requisite corporate or other power and authority necessary to own, lease and operate its properties and to conduct its business as currently conducted and described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign corporation, limited liability company, partnership or other entity, and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect or have an adverse effect on the ability of the Company to consummate the Transactions; all of the issued and outstanding shares of capital stock or other equity interests of each of the Subsidiaries have been duly authorized and validly issued and all of the issued and outstanding shares of capital stock of each of the Subsidiaries that is a corporation are fully paid and non-assessable, and in each case have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right, and (except as otherwise described in this Section 3(f)) are owned by the Company free and clear of all liens, security interests, other encumbrance or adverse claims (other than transfer restrictions imposed by the Act, the securities or Blue Sky laws of certain jurisdictions and security interests granted pursuant to an Indenture, dated as of February 11, 2005, by and among the Company, Wilmington Trust Company, as trustee, and the Guarantors, as defined in the Indenture (the "Indenture"), the Security Documents (as defined in the Indenture) (the "Security Documents"), and the Credit Agreement (as defined in the Indenture) and any documents relating to such Credit Agreement (the "Credit Documents")); and, except as set forth in the Prospectus, there are no outstanding options, warrants or other rights to acquire or purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the Subsidiaries;

         (g) the Shares to be issued and sold by the Company pursuant to this Agreement have been duly authorized and, when issued and delivered against payment therefor as provided herein, will be validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights; the issuance of the Shares to be sold by the Selling Stockholders pursuant to this Agreement were duly authorized by the Company and such Shares were validly issued and are fully paid and non-assessable, and free of statutory preemptive rights, resale rights and similar rights;

         (h) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be


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   subject to personal liability for the debts or obligations of the Company solely by reason of being such holders;

         (i) the Company has the corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the Transactions; this Agreement and the Transactions have been duly authorized by all necessary corporate action on the part of the Company; this Agreement has been duly executed and delivered by the Company, and constitutes the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as may be limited by state or federal laws or policies relating to the non-enforceability of the indemnification provisions contained herein;

         (j) neither the Company nor any Subsidiary is (i) in violation of its certificate of incorporation or other charter document, as applicable, bylaws or other organizational documents, (ii) in default (nor to the Company's Knowledge has any event occurred which, with notice or lapse of time or both, would constitute a default) in the performance or observance of any obligation, agreement, covenant or condition contained in any bond, debenture, note, indenture, mortgage, deed of trust, loan or credit agreement, lease, license, franchise agreement, authorization, permit, certificate or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them is bound or to which any of their assets or properties is subject (collectively, "Agreements and Instruments"), or (iii) in violation of any law, statute, rule or regulation or any judgment, order or decree of any domestic or foreign court or other federal, state or local governmental or regulatory commission, board, authority, agency or other body with jurisdiction over any of them or any of their assets or properties ("Governmental Authority"), except in the case of clauses (ii) and (iii), for such defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect or have an adverse effect on the ability of the Company to consummate the Transactions contemplated hereby;

         (k) the execution, delivery and performance by the Company of this Agreement and the other documents relating to the Transactions (collectively, the "Transaction Documents") and consummation of the Transactions, including issuance of the Shares and the use of the proceeds therefrom in the manner set forth under the caption "Use of Proceeds" in the Registration Statement and Prospectus, does not and will not (i) violate the certificate of incorporation or bylaws of the Company, (ii) conflict with or constitute a breach of or a default under (or an event that with notice or lapse of time, or both, would constitute a default), or require consent under, or result in, the creation or imposition of a lien, charge or encumbrance on any property or assets of the Company under any of the Agreements and Instruments, or
   (iii) violate any law, statute, rule or regulation, including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System, or any judgment, order or decree of any Governmental Authority, except, in the case of clauses (ii) and (iii), for such conflicts, breaches, defaults or violations as would not, individually or in the aggregate, have a Material Adverse Effect or have an adverse effect on the ability of the Company to consummate the Transactions contemplated hereby;

         (l) no consent, approval, authorization or order of, or filing, registration, qualification, license or permit of or with, any Governmental Authority is required to be obtained

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   or made by the Company in connection with the issuance and sale of the Shares or the consummation by the Company of the Transactions, except (i) registration of the Shares under the Act, which has been or will be effected,
   (ii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters, (iii) under the rules and regulations of the NASD, Inc., f/k/a the National Association of Securities Dealers, Inc. (the "NASD"), and (iv) such as have been or will be obtained or made on or prior to the Closing
   Date; no consents or waivers from any other person or entity are required for the execution, delivery and performance by the Company of the Transaction Documents and the consummation by the Company of the Transactions, other than such consents and waivers (x) as have been obtained or will be obtained prior to the Closing Date and will be in full force and effect on the Closing Date, and (y) the failure of which to obtain would not, individually or in the aggregate, have a Material Adverse Effect or have an adverse effect on the ability of the Company to consummate the Transactions contemplated hereby;

         (m) except as set forth in the Registration Statement and the Prospectus, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, nor upon or following consummation of the Transactions, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company arising by statute or out of any contract with the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses
   (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise, and (iv) no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

         (n) the Company and the Subsidiaries (i) have all licenses, certificates, permits, authorizations, approvals, franchises and other rights from, and have made all declarations and filings with, all applicable Governmental Authorities (each, an "Authorization") necessary to engage in the business conducted by them in the manner described in the Prospectus, except where the failure to hold such Authorizations would not, individually or in the aggregate, have a Material Adverse Effect, and (ii) to the Company's Knowledge, no Governmental Authority is threatening to limit, suspend or revoke any such Authorization, except where such limitation, suspension or revocation would not, individually or in the aggregate, have a Material Adverse Effect; all such Authorizations are valid and in full force and effect, and the Company and the Subsidiaries are in compliance in all material respects with the terms and conditions of all such Authorizations, except for any invalidity, failure to be in full force and effect or noncompliance with any Authorization that would not, individually or in the aggregate, have a Material Adverse Effect or have an adverse effect on the ability of the Company to consummate the Transactions contemplated hereby;

         (o) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be

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   described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

         (p) except as set forth in the Registration Statement and the Prospectus, there is (i) no action, suit, claim, investigation or proceeding before or by any Governmental Authority pending or, to the Company's Knowledge, threatened, to which the Company or any Subsidiary is a party,
   (ii) to the Company's Knowledge, no law, statute, rule or regulation that has been enacted, adopted or issued or, that has been proposed by any Governmental Authority to which the business, assets or property of the Company or any Subsidiary is or may be subject, and (iii) to the Company's Knowledge, no judgment, decree or order of any Governmental Authority to which the business, assets or property of the Company or any Subsidiary is or may be subject that, in the case of any of clause (i), (ii) or (iii), would, individually or in the aggregate, result in a Material Adverse Effect or have an adverse effect on the ability of the Company to consummate the Transactions contemplated hereby;

         (q) PricewaterhouseCoopers LLP, whose report on the consolidated financial statements of the Company and its Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

         (r) the audited financial statements (including the related notes and schedules thereto) included in the Registration Statement and the Prospectus present fairly in all material respects the consolidated financial position, results of operations, cash flows and changes in stockholder's equity of the Company and the Subsidiaries at the respective dates and for the respective periods indicated; all such financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("GAAP") applied on a consistent basis throughout the periods presented (except as disclosed therein) and in compliance in all material respects with Regulation S-X ("Regulation S-X") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except that the interim financial statements do not include full footnote disclosure; the historical statement of operations data, balance sheet data and other financial data derived from the audited financial statements set forth under the captions "Prospectus Summary--Summary of Historical Financial Information and Other Data" and "Selected Historical Consolidated Financial Data" included in the Prospectus and Registration Statement have been prepared on a basis consistent in all material respects with that of the audited financial statements of the Company; there are no financial statements (historical or as adjusted) that are required to be included in the Registration Statement and the Prospectus that are not included as required;

         (s) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, and except as set forth in the Registration Statement, there has not been (i) any Material Adverse Change or any development involving a prospective material adverse change in the business, financial condition, results of operations, stockholders' equity or properties of the Company and the Subsidiaries, taken as a whole,
   (ii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole (other than indebtedness obligations and liabilities incurred in the ordinary course of business, including, without limitation, indebtedness incurred under the Company's revolving credit facility), (iii) any

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   change in the outstanding indebtedness of the Company or the Subsidiaries, or
   (iv) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

         (t) the Company has obtained for the benefit of the Underwriters the agreement (a "Lock-Up Agreement"), in the form annexed hereto as Exhibit A, of (i) each of the Selling Stockholders, (ii) each of the Company's directors and (iii) the Company's executive officers, officers and those employees of the Company, in each case, named on Exhibit A-1 annexed hereto;

         (u) neither the Company nor any Subsidiary is, and, upon the issuance and sale of the Shares as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus, none of them will be, required to be registered as an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules and regulation of the Commission thereunder;

         (v) the Company and the Subsidiaries have valid and marketable title in fee simple to all items of owned real property described in the Registration Statement and the Prospectus as being owned by each of them, including, without limitation, all property subject to a mortgage, and valid title to all material personal property described in the Registration Statement and in the Prospectus as being owned by each of them, in each case free and clear of any pledge, lien, encumbrance, security interest or other defect or claim of any third party, including, without limitation, with respect to any such defect or lien under any Environmental Law (as defined below) or any Tax (as defined below) lien (other than liens for taxes not yet due and liens for taxes being contested in good faith), whether imposed by any federal, state or other taxing authority, except (i) such as do not materially and adversely affect the value of such property and do not materially interfere with the use presently made of such property by the Company or such Subsidiary, (ii) as created by the Indenture, the Security Documents and the Credit Documents or permitted by any of the foregoing, and (iii) liens described in the Registration and the Prospectus; all material real property (including, without limitation, all property subject to a leasehold mortgage), material personal property and material buildings as described in the Registration Statement and the Prospectus as being held under lease by the Company or any such Subsidiary are held under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use presently made of such property and buildings by the Company or such Subsidiary;

         (w) the Company and each Subsidiary owns, possesses or has the valid right to employ all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, the "Intellectual Property") necessary to conduct the businesses operated by it as described in the Registration Statement and the Prospectus, except where the failure to own, possess or have the valid right to employ such Intellectual Property would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any Subsidiary has received any written notice of infringement of or conflict with (and neither knows of any such infringement or a conflict with) asserted rights of others with respect to any of the foregoing that could result in a Material Adverse Effect; to the Company's Knowledge, the use by the Company or any of the Subsidiaries of any of the Intellectual Property in connection with the business and operations of the Company and the Subsidiaries does not infringe on the rights of any person, except for such infringement as would not result in a Material Adverse Effect;

         (x) except for matters which would not, individually or in the aggregate, have a Material Adverse Effect (i) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice, (ii) there is (1) no unfair labor practice complaint pending or, to the Company's Knowledge after due inquiry, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievances or arbitration proceeding arising out of or under collective bargaining agreements is pending or threatened, and (2) no strike, labor dispute or work stoppage by the employees of the Company or any Subsidiary exists or, to the Company's Knowledge, is threatened, and (iii) to the Company's Knowledge, there is not any existing or threatened labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers, customers, or contractors;

         (y) except as disclosed in the Registration Statement or in the Prospectus or as would not, individually or in the aggregate, have a Material Adverse Effect, (i) the Company and the Subsidiaries are in compliance with and not subject to any pending or threatened claim under applicable Environmental Laws (as defined below) and to the Company's Knowledge, no fact or circumstances exist and no event or condition is occurring or has occurred with respect to the Company or any Subsidiary relating to any Environmental Law, that would reasonably be expected to result in the Company's or any Subsidiary's non-compliance with current requirements of Environmental Law,
   (ii) the Company and the Subsidiaries have made all filings and provided all notices required under any applicable Environmental Law, and have, and are in compliance with, all permits, licenses or other approvals required under any applicable Environmental Laws for their current operations, and each of them is in full force and effect, (iii) there is no civil, criminal or administrative action, suit, demand, claim, hearing, notice of violation, investigation, proceeding, notice or demand letter or request for information pending or threatened against the Company or any Subsidiary under any Environmental Law, and (iv) neither the Company nor any Subsidiary has received notice that it has been identified as a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended ("CERCLA"), or any comparable state law; for purposes of this Agreement, "Environmental Laws" means the common law and all applicable federal, state, local and foreign laws, regulations, rules, ordinances, codes, orders, decrees, judgments, injunctions or any other legally enforceable requirement issued, promulgated, approved or entered thereunder, relating to pollution or protection of human health or the environment, including, without limitation, laws relating to: (i) emissions, discharges, releases or threatened releases of hazardous materials into the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) and (ii) underground and aboveground storage tanks and related piping, emissions, discharges, releases or threatened releases therefrom;

         (z) no "prohibited transaction" (as defined in either Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA") or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")), "accumulated funding deficiency" (as defined in Section 302 of ERISA) or other event of the kind described in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any "employee benefit plan" (as defined in Section

   3(3) of ERISA) for which the Company or any Subsidiary would have any liability which could, individually or in the aggregate, result in a Material Adverse Effect; each employee benefit plan for which the Company or any Subsidiary would have any liability is in compliance with applicable law, including, without limitation, ERISA and the Code other than such non-compliance as would not, individually or in the aggregate, have a Material Adverse Effect; the Company has not incurred and does not reasonably expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan" (as defined in Section 3(2) of ERISA); and each plan for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code has received a favorable determination from the Internal Revenue Service that it is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification;

         (aa) each of the Company and the Subsidiaries has (i) timely filed all federal, state, local, foreign and other tax returns, reports or statements ("Tax Returns") that are required to be filed by it, and (ii) paid all taxes, assessments, governmental or other similar charges, including, without limitation, all income, sales, use, withholding, value added, franchise, estimated, property, ad velorum and other taxes or assessments (including any interest and penalties with respect thereto) (each, a "Tax," and collectively, "Taxes") shown to be due and payable thereon, except, in each case, (1) those Taxes that are not expected to result in a Material Adverse Effect, (2) those Taxes that are being contested in good faith, if such Taxes are adequately reserved for on the books and records of the Company, or (3) as described in the Registration Statement and the Prospectus; to the Company's Knowledge, no audits, examinations or deficiencies for Taxes are currently pending or have been proposed or threatened by any Governmental Authority against the Company or any Subsidiary, except that would not, individually or in the aggregate, have a Material Adverse Effect;

         (bb) the Company and each of the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which it is engaged; none of the Company or its Subsidiaries has received a notice of cancellation with respect to any existing insurance;

         (cc) neither the Company nor any of the Subsidiaries has sustained, since the date of the last audited financial statements included in the Registration Statement and the Prospectus, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except for any such losses or interference which would not, individually or in the aggregate, have a Material Adverse Effect;

         (dd) the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's Knowledge, any other party to any such contract or agreement, except for any such termination which would not, individually or in the aggregate, have a Material Adverse Effect;

         (ee) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that
   (i) transactions are executed in
   accordance with management's general or specific authorization, (ii) transactions are recorded as necessary to permit preparation of their financial statements in conformity with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for their assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; to the Company's Knowledge, the Company's auditors have been advised of (x) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data, and (y) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls;

         (ff) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rules 13a-14 and 15d-14 under the Exchange Act); such disclosure controls and procedures are designed to ensure that material information relating to the Company and the Subsidiaries is made known to the chief executive officer and the chief financial officer of the Company by others within the Company or any Subsidiary, and such disclosure controls and procedures are reasonably effective to perform the functions for which they were established, subject to the limitations of any such control system; any material weaknesses in internal controls have been identified for the Company's auditors; since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weakness;

         (gg) the Company has provided or made available to you or your counsel true and complete copies of all extant minutes or draft minutes of meetings, or resolutions adopted by written consent, of the board of directors of the Company and each Subsidiary and each committee of such board in the past three years, and all agendas for each such meeting for which minutes or draft minutes do not exist;

         (hh) the Company has provided you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made since January 1, 2005, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since January 1, 2005, the Company has not, directly or indirectly, including through any subsidiary, (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company, or
   (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on January 1, 2005.

         (ii) neither the Company nor any of the Subsidiaries nor, to the Company's Knowledge, any employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, which payment, receipt or retention of funds is of a character required to be disclosed in the Registration Statement or the Prospectus;

         (jj) neither the Company nor, to the Company's Knowledge, any of its affiliates (within the meaning of Rule 144 under the Act) (each, an "Affiliate"), has taken, nor will the Company, or to the Company's Knowledge, any of such Affiliates take, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares; the Company acknowledges that you may engage in passive market making transactions in the Shares on the Nasdaq National Market in accordance with Regulation M under the Exchange Act;

         (kk) since January 1, 2002, neither the Company nor any of its Subsidiaries nor, to the best of the Company's Knowledge, any director, officer, agent, employee or any beneficial owner of 10 percent or more of the capital stock of the Company or any of its Subsidiaries has, with respect to the Company or any of its Subsidiaries, (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any unlawful payment to any foreign or domestic government official or employee from corporate funds, (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment;

         (ll) except as described in the section entitled "Underwriting" in the Registration Statement and in the Prospectus, there are no contracts, agreements or understandings between the Company or any Subsidiary and any other person other than the Underwriters pursuant to this Agreement that would give rise to a valid claim against the Company, any Subsidiary or any of the Underwriters for a brokerage commission, finder's fee or like payment in connection with the issuance, registration and sale of the Shares; and

         (mm) to the Company's Knowledge after due inquiry, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or 5% or greater securityholders, except as set forth in the Registration Statement and the Prospectus.

         In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

     4. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

         (a) such Selling Stockholder now is, and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid title to such Shares free and clear of any claim, lien, encumbrance, contractual preemptive rights, rights of first refusal, security interest, community property right, restriction on transfer or other defect in title;

         (b) such Selling Stockholder, to the extent such Selling Stockholder is not an individual, has been duly organized or incorporated, and is validly existing and in good standing as a limited liability company or corporation, as the case may be, under the laws of the jurisdiction of its organization or formation;

         (c) such Selling Stockholder has, and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, the limited liability company, corporate or other power and authority and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

         (d) such Selling Stockholder has full limited liability company or other power and authority to execute and deliver this Agreement, the Lock-Up Agreement of such Selling Stockholder and the Custody Agreement among ___________, as custodian, and such Selling Stockholder (the "Irrevocable Power of Attorney and Custody Agreement"), and to consummate the Transactions; this Agreement, the Lock-Up Agreement of such Selling Stockholder and the Custody Agreement have been duly executed and delivered by such Selling Stockholder and each is a legally valid and binding agreement of such Selling Stockholder enforceable against such Selling Stockholder in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting creditors' rights generally, except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as may be limited by state or federal laws or policies relating to the non-enforceability of the indemnification provisions contained herein;

         (e) the execution, delivery and performance by such Selling Stockholder of this Agreement and any of the other Transaction Documents, to the extent that such Selling Stockholder is a party or signatory thereto, and the consummation by such Selling Stockholder of the Transactions, including the sale of the Shares to the Underwriters by such Selling Stockholder, does not and will not (i) violate the certificate of incorporation or other charter documents, as applicable, bylaws or other organizational documents of such Selling Stockholder, (ii) conflict with or constitute a breach of or a default under (or an event that with notice or lapse of time, or both, would constitute a default), or require consent under, or result in, the creation or imposition of a lien, charge or encumbrance on any property or assets of such Selling Stockholder under any Agreements and Instruments or (iii) violate any law, statute, rule or regulation, or any judgment, order or decree of any Governmental Authority, except, in the case of clauses (ii) and
   (iii), for such conflicts, breaches, defaults or violations as would not, individually or in the aggregate, have an adverse effect on the ability of such Selling Stockholder to consummate the Transactions contemplated hereby;

         (f) no approval, authorization, license, consent or order of, or filing with, any Governmental Authority is required in connection with the sale of the Shares by such Selling Stockholder or the consummation by such Selling Stockholder of the Transactions contemplated hereby other than the registration of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

         (g) neither such Selling Stockholder nor, to the knowledge of such Selling Stockholder, any of its directors, managers, members, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares;

         (h) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto as relate to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

         (i) such Selling Stockholder has duly and irrevocably authorized the Representatives of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the Transactions contemplated thereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto.

          5.  Certain Covenants of the Company.  The Company hereby agrees:

         (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares) or execute a general consent or take any action, except as expressly required hereby, that would subject it to service of process in any such jurisdiction or subject itself to taxation in excess of a nominal dollar amount in any such jurisdiction where it is not then so subject; and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

         (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, without charge, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of
   Section 10(a)(3) of the Act;

         (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the Company will endeavor to cause the Registration

   Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

         (d) to advise you promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to provide you and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you shall object in writing;

         (e) subject to Section 5(d) hereof, to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

         (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

         (g) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

         (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) of the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than______ , 200__;

         (i) to furnish to its shareholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, shareholders' equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of the Company's nationally recognized independent certified public accountants);

         (j) to furnish to you copies of the Registration Statement in such quantities as you shall reasonably request, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters;

         (k) to furnish to you promptly and, upon request, to each of the other Underwriters for a period of three years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate,
   (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, and (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, except, in each case, to the extent such materials are publicly available on the Commission's EDGAR database system or otherwise;

         (l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) hereof;

         (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

         (n) to pay all costs, expenses, fees and taxes (other than the fees and expenses of counsel for the Underwriters except as set forth in Section 7 hereof or clauses (ii), (iv) and (vi) of this Section 5(n)) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issuance, sale and delivery of the Shares, including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Primary Shares issued and sold to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel for the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers,
   (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on NASDAQ and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the reasonable legal fees and filing fees and other disbursements of counsel to the

   Underwriters in connection therewith, (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, lodging and other expenses incurred by the officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, and (ix) the performance of the Company's other obligations hereunder; provided, however, that except as provided in this Section 5(n) and Section 7, the Underwriters will pay all of their own costs and expenses, including the fees and expenses of their counsel; provided, further, each Selling Stockholder will pay its pro rata portion of all stock or transfer taxes and stamp or similar duties payable upon the sale and delivery of the Secondary Shares and its pro rata portion of any Additional Shares which such Selling Stockholder may sell to the Underwriters;

         (o) not to sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exchangeable or exercisable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock for a period of 180 days after the date hereof (the "Lock-Up Period"), without the prior written consent of the Managing Underwriters, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) the issuance of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus and the filing of a registration statement under the Act with respect thereto, (iii) the issuance of stock options to director, officers and employees of the Company not exercisable during the Lock-Up Period pursuant to stock option plans described in the Registration Statement and the Prospectus and the filing of a registration statement under the Act with respect thereto; (iv) the granting or issuance of restricted stock directors, officers or employees of the Company and the filing of a registration statement under the Act with respect thereto, (v) restricted Common Stock which cannot be registered at any time during the Lock-Up Period issued in connection with one or more acquisitions, mergers or other business combination transactions with any entity other than a publicly traded corporation whose common equity is listed on a national securities exchange or quoted on The Nasdaq National Market and
   (vi) Common Stock issued in connection with one or more acquisitions, mergers or other business combination transactions with a publicly held corporation and the filing of a registration statement under the Act with respect thereto;

         (p) to use its best efforts to cause the Common Stock to be listed for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ"); and

         (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

    6. Certain Covenants of the Selling Stockholders. Each of the Selling Stockholders agrees with each Underwriter as follows:

(a) the Selling Stockholder will not during the Lock-Up Period (as the same may be extended as set forth in the Lock-Up Agreement), without the prior written consent of UBS and Deutsche Bank, make any demand for, or exercise any right with respect to, the registration of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock;

(b) the Selling Stockholder will advise the Company and the Underwriters promptly of the happening of any event known to the Selling Stockholder within the time during which a prospectus relating to the Shares is required to be delivered under the Act that could require the making of any change in the Prospectus then being used so that the Prospectus would not include, with respect to such Selling Stockholder, an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

(c) such Selling Stockholder will pay all the fees and disbursements of its own counsel, if any, and its pro rata portion of all stock or transfer taxes and stamp or similar duties payable upon the sale and delivery of the Secondary Shares and its pro rata portion of any Additional Shares which such Selling Stockholder may sell to the Underwriters; provided, however, that the Underwriters will bear any stock transfer taxes arising from the resale of any Secondary Shares by them. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Stockholders have for the sharing or allocation of such costs and expenses.

     7. Reimbursement of Underwriters' Expenses. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to the fifth paragraph of Section 10 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

     8. Conditions of Underwriters' Obligations. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and of the Selling Stockholders of its obligations hereunder and to the following additional conditions precedent:

         (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion and negative assurance statement of Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance satisfactory to Latham & Watkins LLP, counsel for the Underwriters, substantially in the form set forth on Exhibit B-1 and Exhibit B-2 annexed hereto, respectively.

         (b) The Selling Stockholders shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, Proskauer Rose LLP and _____________, respective counsel for each of the Selling

   Stockholders, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters, and in form and substance satisfactory to Latham & Watkins LLP, counsel for the Underwriters, substantially in the form set forth on Exhibit C-1, Exhibit C-2 and Exhibit C-3 annexed hereto, respectively.

         (c) You shall have received from PricewaterhouseCoopers LLP, on each of the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, a letter dated the date hereof, the time of purchase or the additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in form and substance satisfactory to you and your counsel.

         (d) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, the favorable opinion of Latham & Watkins LLP, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, as to the matters referred to in subparagraphs (iv), (v), (viii) (with respect to the Shares only), (ix) and (x) of Exhibit B-1 and the negative assurance statement of Exhibit B-2.

         (e) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you reasonably object in writing.

         (f) The Registration Statement shall become effective not later than 5:30 P.M. New York City time on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement.

         (g) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act, (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

         (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no Material Adverse Change shall occur or become known.

         (i) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form annexed hereto as Exhibit D.

         (j) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a Certificate of its Secretary in the form annexed hereto as Exhibit E.

         (k) You shall have received signed Lock-up Agreements referred to in
   Section 3(t) hereof.

         (l) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

         (m) The Shares shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

         (n) The Selling Stockholders will, at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of the Representatives of the Selling Stockholders to the effect that the representations and the warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date substantially in the form annexed hereto as Exhibit F.

         9. Effective Date of Agreement; Termination. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

     The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS and Deutsche Bank or any group of Underwriters (which may include UBS and Deutsche Bank) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any Material Adverse Change or any development involving a prospective material adverse change in the business, financial condition, results of operations, stockholders' equity or properties of the Company and the Subsidiaries, taken as a whole, which would, in the judgment of UBS and Deutsche Bank or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, (y) there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or
(v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (z) there shall have occurred any downgrading, or any notice or announcement shall have been given or made of: (i) any intended or potential downgrading, or (ii) any watch, review or possible change that does not indicate an affirmation or improvement, in the rating accorded any securities of or guaranteed by the

Company or any Subsidiary by any "nationally recognized statistical rating organization," as that term is defined in Rule 436(g)(2) under the Act.

       If UBS and Deutsche Bank or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Representatives of the Selling Stockholders and each other Underwriter shall be notified promptly in writing.

       If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(n), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

     10. Increase in Underwriters' Commitments. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters set forth on Schedule A annexed hereto.

     Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholders agree with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

     If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

     The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A annexed hereto.

     If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

         11. Indemnity and Contribution.

         (a) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
   Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

         Each Selling Stockholder agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
   Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with the information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use in such Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading; provided, however, that such Selling Stockholder shall not be responsible pursuant to this indemnity for any such losses, damages, expenses, liability or claims for an amount in excess of the gross proceeds to be received by such Selling Stockholder (before deducting expenses) from its sale of Shares hereunder.

         If any action, suit or proceeding (each, a "Proceeding") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraph, such Underwriter or such person shall promptly notify the Company and the representatives of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify the Company or the representatives of the Selling Stockholders shall not relieve the Company or such Selling Stockholder from any liability which the Company or such Selling Stockholder may have to any Underwriter or any such person or otherwise, except to the extent that such omission results in either (i) the forfeiture by the Company or such Selling Stockholder of substantial rights and defenses or (ii) the actual material prejudice to the Company or such Selling Stockholder. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding, or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to have charge of the defense of such Proceeding, or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of such counsel shall be borne by the Company or such Selling Stockholder and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings representing the indemnified parties who are parties to such Proceeding). The Company or such Selling Stockholder shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
   (i) such settlement is entered into more than 120 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 60 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party by all parties to such settlement from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

                  (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, each Selling Stockholder and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

                  If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, any Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; provided, however, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise, except to the extent that such omission results in either (i) the forfeiture by such Underwriter of substantial rights and defenses or
         (ii) the actual material prejudice to such Underwriter. The Company, any Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, any Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events the reasonable fees and expenses of such counsel shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and
         (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party by all parties to such settlement from all liability on claims that are the subject matter of such Proceeding.

                  (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Stockholders and the Underwriters, respectively, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company, the Selling Stockholders and the Underwriters, respectively, in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Stockholders and the Underwriters, respectively, shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company, the Selling Stockholders and the Underwriters, respectively, shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

                  (d) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 11, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission and (ii) no Selling Stockholder shall be required to contribution any amount in excess of the gross proceeds to be received by such Selling Stockholder (before deducting expenses) from its sale of Shares hereunder by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

                  (e) The indemnity and contribution agreements contained in this Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each of the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholders, against any of the Company's or Selling Stockholder's officers or directors, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

         12. Information Furnished by the Underwriters. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements in the Prospectus set forth under the caption "Underwriting" that are (i) in the paragraph immediately preceding the sub-heading "Over-Allotment Option," (ii) in the first paragraph immediately under the sub-heading "Commissions and Discounts" and (iii) in the paragraphs under the sub-heading "Price Stabilization, Short Sales" constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 11 hereof.

         13. Notices. All communications with respect to or under this Agreement, except as may be otherwise specifically provided in the Agreement, shall be in writing and:

                  (a) if sent to the Underwriters, shall be mailed, delivered or telecopied and confirmed in writing to:

                  c/o UBS Securities LLC
                  299 Park Avenue
                  New York, NY  10171-0026
                  Attention:  Syndicate Department
                  Fax: (212) 821-4607
                  with a copy (which shall not constitute notice) to:

                  Latham & Watkins LLP
                  633 West Fifth Street, Suite 4000
                  Los Angeles, CA  90071
                  Attention:  J. Scott Hodgkins, Esq.
                  Fax:  (213) 891-8763

                  (b) if sent to the Company, shall be mailed, delivered or telecopied and confirmed in writing to:

                  Builders FirstSource, Inc.
                  2001 Bryan Street, Suite 1600
                  Dallas, TX  75201
                  Attention:  General Counsel
                  Fax:  (214) 880-3577

                  with a copy (which shall not constitute notice) to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  One Rodney Square, 7th Floor
                  Wilmington, DE  19801
                  Attention:  Allison Amorison, Esq.
                  Fax:  (888) 329-4123

                  (c) if sent to the Selling Stockholders, shall be mailed, delivered or telecopied and confirmed in writing to:

                  JLL Partners, Inc.
                  450 Lexington Avenue, Suite 3350
                  New York, NY  10017
                  Attention:  Brett N. Milgrim
                  Fax:  (212) 286-8626

                  with a copy (which shall not constitute notice) to:

                  Skadden, Arps, Slate, Meagher & Flom LLP
                  One Rodney Square, 7th Floor
                  Wilmington, DE  19801
                  Attention:  Allison Amorison, Esq.
                  Fax:  (888) 329-4123

             All such notices and communications shall be deemed to have been uly given: when delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when receipt acknowledged by telecopier machine, if telecopied; and one business day after being timely delivered to a next-day air courier.

         14. Governing Law; Construction. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("Claim"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

         15. Submission to Jurisdiction. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company and the Selling Stockholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS, the Selling Stockholders and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and the Selling Stockholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon the Company and may be enforced in any other courts to the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

         16. Parties at Interest. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Selling Stockholders and the Company and to the extent provided in Section 11 hereof the controlling persons, partners, agents, employees, officers and directors referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

         17. Counterparts. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

         18. Successors and Assigns. This Agreement shall be binding upon the Underwriters, the Selling Stockholders and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's, the Selling Stockholders' and any of the Underwriters' respective businesses and/or assets.

         19. Miscellaneous. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

            A lending affiliate of UBS may have lending relationships with issuers of securities underwritten or privately placed by UBS. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by UBS will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of UBS.



                            (Signature Page Follows)

                  If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company and the Underwriters, severally.

                                        Very truly yours,

                                        BUILDERS FIRSTSOURCE, INC.

                                        By:
                                            ------------------------------------
                                        Name:
                                        Title:

                                        THE SELLING STOCKHOLDERS NAMED IN
                                        SCHEDULE B ANNEXED HERETO

                                        By:
                                            ------------------------------------
                                        Attorney-in-Fact

                                        By:
                                            ------------------------------------
                                        Attorney-in-Fact

Accepted and agreed to as of the
date first above written, on
behalf of themselves
and the other several Underwriters
named in Schedule A

UBS SECURITIES LLC
DEUTSCHE BANK SECURITIES INC.

By:  UBS SECURITIES LLC

By:
    ------------------------------
Name:
Title:

By:
    ------------------------------
Name:
Title:

By:  DEUTSCHE BANK SECURITIES INC.

By:
    ------------------------------
Name:
Title:

By:
    ------------------------------
Name:
Title:

                                   SCHEDULE A


                                                Number of                         Number of
Underwriters                                    Firm Shares                       Additional Shares
------------                                    -----------                       -----------------

UBS Securities LLC

Deutsche Bank Securities Inc.

J.P. Morgan Securities Inc.

Robert W. Baird & Co. Incorporated

BB&T Capital Markets, a division of
Scott & Stringfellow, Inc.

                                              ---------------------               --------------------------

         Total.........................
                                              =====================               ==========================

                                   SCHEDULE B

                                                Number of                         Number of
Selling Stockholders                            Firm Shares                       Additional Shares
--------------------                            -----------                       -----------------

JLL Building Products, LLC

Poole Holdings, Inc.

William A. Schwartz



                                              ---------------------               --------------------------

         Total.........................
                                              =====================               ==========================

                                   SCHEDULE C

List of Subsidiaries

BFS, LLC

BFS IP, LLC

BFS Texas, LLC

Builders FirstSource Financing, Inc.

Builders FirstSource Holdings, Inc.

Builders FirstSource of Nashville, Inc.

Builders FirstSource--Atlantic Group, LLC

Builders FirstSource--Colorado Group, LLC

Builders FirstSource--Colorado, LLC

Builders FirstSource--Dallas, LLC

Builders FirstSource--Florida Design Center, LLC

Builders FirstSource--Florida, LLC

Builders FirstSource--Intellectual Property, L.P.

Builders FirstSource--MBS, LLC

Builders FirstSource--Northeast Group, LLC

Builders FirstSource--Ohio Valley, LLC

Builders FirstSource--Raleigh, LLC

Builders FirstSource--South Texas, L.P.

Builders FirstSource--Southeast Group, LLC

Builders FirstSource--Texas GenPar, LLC

Builders FirstSource--Texas Group, L.P.

Builders FirstSource--Texas Installed Sales, L.P.

CCWP, Inc.

                                    EXHIBIT A


                           Builders FirstSource, Inc.


Common Stock

($0.01 Par Value)

June __, 2005
UBS Securities LLC
Deutsche Bank Securities Inc.
As Representatives of the several Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171

Ladies and Gentlemen:

                  This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "Underwriting Agreement") to be entered into by Builders FirstSource, Inc. (the "Company") and you, as Representatives of the several Underwriters named therein, with respect to the initial public offering (the "Initial Public Offering") of Common Stock, par value $0.01 per share, of the Company (the "Common Stock"). Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

                  In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period of 180 days after the date of the final prospectus relating to the Initial Public Offering the undersigned will not, without the prior written consent of the Managing Underwriters, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement (except for a registration statement on Form S-8) with the Securities and Exchange Commission (the "Commission") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or
(iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Initial Public Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of


                                   Exhibit A-1
this Lock-Up Letter Agreement since the date hereof, (c) on death, by will or intestacy, (d) dispositions to the undersigned's immediate family or to any trust, partnership or other entity for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust, partnership or other entity agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof or (e) pursuant to a court order or settlement agreement approved by a court of competent jurisdiction; provided that such court order or settlement agreement provides that such transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement and confirms that he, she or it has been in compliance with the terms of this Lock-Up Letter Agreement since the date hereof.

                  In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement (except for a registration statement on Form S-8) relating to the Initial Public Offering. The undersigned further agrees that, for a period of 180 days after the date of the final prospectus relating to the Initial Public Offering, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

                  If (i) during the period that begins on the date that is 15 calendar days plus 3 business day before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs, or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions imposed by this Lock-Up Letter Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or material news or the material event occurs; [provided, however, that this sentence shall not apply if the research published or distributed with respect to the Company is compliant under Rule 139 of the Securities Act of 1933, as amended, and the Company's securities are "actively traded" as such term is defined in Rule 101(c)(1) of Regulation M of the Exchange Act.]

                  If (i) the Company notifies you in writing that it does not intend to proceed with the Initial Public Offering, (ii) the registration statement filed with the Commission with respect to the Initial Public Offering is withdrawn or (iii) for any reason the Underwriting Agreement shall be terminated prior to the "time of purchase", this Lock-Up Letter Agreement shall terminate and the undersigned shall be released from its obligations hereunder.

                                    Yours very truly,


                                    By:
                                       ----------------------------------------
                                    Name:
                                    Title:




                                   Exhibit A-2

                                   EXHIBIT A-1

                 PERSONS OR PARTIES EXECUTING LOCK-UP AGREEMENTS


JLL Building Products, LLC
Poole Holdings, Inc.
Lockwood Holmes
William A. Schwartz
Floyd F. Sherman
Alexander R. Castaldi
Ramsey A. Frank
Paul S. Levy
Brett N. Milgrim
Robert C. Griffin
Kevin P. O'Meara
Charles L. Horn
Donald F. McAleenan
Frederick B. Schenkel
Morris E. Tolly
Douglas E. Schweinhart
Alan K. Davenport








                                  Exhibit A-1-1

                                   EXHIBIT B-1

           FORM OF OPINION OF SKADDEN, ARPS, SLATE, MEAGER & FLOM LLP




















                                  Exhibit B-1-1

                                   EXHIBIT B-2

 FORM OF NEGATIVE ASSURANCE STATEMENT OF SKADDEN, ARPS, SLATE, MEAGER & FLOM LLP






















                                  Exhibit B-2-1

                                   EXHIBIT C-1
                                   -----------
            FORM OF OPINION OF SKADDEN, ARPS,  LATE, MEAGER & FLOM LLP
            ----------------------------------------------------------
                   AS COUNSEL TO JLL BUILDING PRODUCTS, LLC
                   ----------------------------------------



                                  Exhibit C-1-1

                                   EXHIBIT C-2
                                   -----------

               FORM OF OPINION OF COUNSEL TO POOLE HOLDINGS, INC.
               -------------------------------------------------




                                  Exhibit C-2-1

                                   EXHIBIT C-3
                                   -----------
                FORM OF OPINION OF COUNSEL TO WILLIAM A. SCHWARTZ
                -------------------------------------------------



                                  Exhibit C-3-1

                                    EXHIBIT D
                                    ---------
                              OFFICERS' CERTIFICATE
                              ---------------------
                  The undersigned, Floyd F. Sherman, Chief Executive Officer, and Charles L. Horn, Chief Financial Officer of Builders FirstSource, Inc., a Delaware corporation (the "Company"), each in his capacity as an officer of the Company and not individually, pursuant to the Underwriting Agreement, dated as of June ___, 2005 (the "Underwriting Agreement"), among the Company, UBS Securities LLC ("UBS") and Deutsche Bank Securities Inc. ("Deutsche Bank" and, together with UBS, the "Managing Underwriters") as representatives of the underwriters named in Schedule A of the Underwriting Agreement, providing for the sale to the Underwriters of an aggregate of ___________ shares (the "Shares"), $0.01 par value per share, of the Company's common stock (the "Common Stock"), do each hereby certify on this ___ day of June, 2005, that (capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement):

1. The Company has performed all of its obligations under the Underwriting Agreement as are required to be performed by it at or before the time of purchase and at or before the additional time of purchase, as the case may be and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated or threatened by the Commission.

2. All the representations and warranties of the Company contained in Section 3 of the Underwriting Agreement are true and correct as of the date hereof with the same force and effect as if made on and as of the date hereof.

3. The final Prospectus has been filed pursuant to Rule 424.

4. He has reviewed the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement, the statements contained in the Registration Statement were true and correct, and such Registration Statement and Prospectus did not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred which should have been set forth in a supplement to or an amendment of the Prospectus which has not been so set forth in such supplement or amendment.

5. The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.

6. Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any Material Adverse Change, whether or not arising in the ordinary course of business.



                                   Exhibit D-1

7. Latham & Watkins LLP and Skadden, Arps, Slate, Meagher & Flom LLP are entitled to rely on this certificate in connection with the opinions that such firms are rendering pursuant to the Underwriting Agreement.

                            (Signature Page Follows)







                                  Exhibit D-2

         IN WITNESS WHEREOF, I have hereunto signed my name on behalf of the Company on the date first written above.


                                                  BUILDERS FIRSTSOURCE, INC.,
                                                  A DELAWARE CORPORATION



                                                  By:
                                                  ------------------------------
                                                  Name: Floyd F. Sherman
                                                  Title: Chief Executive Officer




                                                  By:
                                                  ------------------------------
                                                  Name: Charles L. Horn
                                                  Title: Chief Financial Officer




                                  Exhibit D-3

                                    EXHIBIT E
                                    ---------
                             SECRETARY'S CERTIFICATE
                             -----------------------
                  The undersigned, Donald F. McAleenan , does hereby certify that he is the Secretary of Builders FirstSource, Inc., a Delaware corporation (the "Company") and, in such capacity, does hereby further certify, on this ___ day of June, 2005, pursuant to that certain Underwriting Agreement, dated as of June ___, 2005 (the "Underwriting Agreement"), among the Company, UBS Securities LLC ("UBS") and Deutsche Bank Securities Inc. ("Deutsche Bank" and, together with UBS, the "Managing Underwriters") as representatives of the underwriters named in Schedule A of the Underwriting Agreement, providing for the sale to the Underwriters of an aggregate of ___________ shares (the "Shares"), $0.01 par value per share, of the Company's common stock (the "Common Stock"), that (capitalized terms used herein without definition have the meaning assigned to them in the Underwriting Agreement):

1. Attached hereto as Exhibit A are true, complete and correct copies of (i) a certificate of good standing of the Company, certified by the Secretary of State of the State of Delaware, as of the date given on such certification and (ii) the Amended and Restated Certificate of Incorporation of the Company, as in effect on the date hereof. Such Amended and Restated Certificate of Incorporation, has not been further amended or restated, and no document with respect to any amendment, nor any certificates of cancellation, liquidation, dissolution or merger or consolidation has been filed by or on behalf of the Company in the office of the Secretary of State of the State of Delaware since the date shown on the face of the certification of such governmental authorities attached hereto as Exhibit A, and no action has been taken, is pending or is contemplated by the Company in connection with any such amendment or the liquidation, dissolution, merger or consolidation of the Company.

2. Attached hereto as Exhibit B is a true, complete and correct copy of the By-laws of the Company, as in full force and effect at all times from the date thereof through the date hereof.

3. Attached hereto as Exhibit C is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Company on, February 11, 2005, (i) approving, among other things, the initial public offering (the "Initial Public Offering") of up to $350,000,000 aggregate offering price of shares of Common Stock and (ii) authorizing the execution and filing with the Securities and Exchange Commission of the Registration Statement relating to the Initial Public Offering of such shares of Common Stock. Attached hereto as Exhibit D is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Company on June __, 2005, authorizing the preparation, execution and delivery of, and the performance of the Company's obligations under, the Underwriting Agreement and documents to be executed and delivered by the Company in connection with the Underwriting Agreement and the Initial Public Offering. Attached hereto at Exhibit E is a true, complete and correct copy of the resolutions duly adopted by the Board of Directors of the Company on June __, 2005, approving the Initial Public Offering at a price of $_____ per share. Such resolutions have not in any way been amended, supplemented, modified, annulled, revoked or rescinded since their adoption and remain in full force and effect in the form adopted as of the date hereof and are the only board of directors' authorizations adopted by the Company now in force relating to or affecting the matters referred to in the Underwriting Agreement.

4. The persons whose names appear on Exhibit F attached hereto are the duly elected, qualified and acting officers of the Company occupying the offices set forth opposite their respective names, and the signatures set forth opposite their respective




                          Exhibit E-1
names are the true and genuine signatures of such officers, and such officers, at the time or the respective times of the execution of (i) the Underwriting Agreement, and (ii) any other document delivered by the Company prior hereto or on the date hereof in connection with the execution and delivery by the Company of the Underwriting Agreement and the consummation of the transactions contemplated thereby (each of the documents referred to in clauses
(i) and (ii) are collectively referred to herein as the "Documents"), were duly elected or appointed, qualified and acting as such officer and authorized to execute and deliver, on behalf of the Company, the Documents to which the Company is a party and any certificate or other document by the Company pursuant to such Documents and the signature of such officer on such Documents are the true and genuine signatures of such officers.

5. Attached hereto as Exhibit G is a true, correct and complete specimen of the certificate representing the Shares. The facsimile seal of the Company appearing thereon is a facsimile of the genuine seal of the Company and the facsimile signature of each of the officers of the Company appearing thereon is a facsimile of the genuine signature of each such officer, who was duly elected or appointed, qualified and acting as such officer on the date hereof and was duly authorized to sign such certificate in such capacity.

6. The Underwriting Agreement, as executed and delivered on behalf of the Company, was approved by appropriate officers of the Company pursuant to authority granted to them by the Company's Board of Directors.

7. La Salle Bank, N.A., has been duly appointed by the Company to serve as, and is, the registrar and transfer agent for the Common Stock.

8. The minute books and records of the Company relating to all proceedings of the stockholders, the Boards of Directors and all committees thereof made available to Latham & Watkins LLP and Skadden, Arps, Slate, Meagher & Flom LLP are the original minute books and records of the Company or are true, correct and complete copies thereof. The minute books, records, and other documents of the Company made available to Latham & Watkins LLP and Skadden, Arps, Slate, Meagher & Flom LLP were true and complete in all material respects. There have been no material changes, additions or alterations in said minute books, records and other documents that have not been disclosed to Latham & Watkins LLP and Skadden, Arps, Slate, Meagher & Flom LLP in writing.

9. Latham & Watkins LLP and Skadden, Arps, Slate, Meagher & Flom LLP are entitled to rely on this certificate in connection with the opinions that such firms are rendering pursuant to the Underwriting Agreement.

                            (Signature Page Follows)


Exhibit E-2

    IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.

                                                      By:
                                                      --------------------------
                                                      Name: Donald F. McAleenan
                                                      Title: Secretary


        I, Charles L. Horn, in my capacity as Chief Financial Officer of Builders FirstSource, Inc., a Delaware corporation, do hereby certify that Donald F. McAleenan is the duly elected or appointed, qualified and acting Secretary of Builders FirstSource, Inc., and that the signature set forth above is his true and genuine signature.

        IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.


                                                  By:
                                                  ------------------------------
                                                  Name: Charles L. Horn
                                                  Title: Chief Financial Officer





                                  Exhibit E-3

                                    EXHIBIT F
                                    ---------
                        SELLING STOCKHOLDERS' CERTIFICATE
                        ---------------------------------

             The undersigned, _________ and __________, each in his capacity as a Representative of the Selling Stockholders and not individually, pursuant to the Underwriting Agreement, dated as of June ___, 2005 (the "Underwriting Agreement"), among Builders FirstSource, Inc., a Delaware corporation (the "Company"), UBS Securities LLC ("UBS") and Deutsche Bank Securities Inc. ("Deutsche Bank" and, together with UBS, the "Managing Underwriters") as representatives of the underwriters named in Schedule A of the Underwriting Agreement, providing for the sale to the Underwriters of an aggregate of ___________ shares (the "Shares"), $0.01 par value per share, of the Company's common stock (the "Common Stock"), do each hereby certify on this ___ day of June, 2005, that (capitalized terms used herein without definition have the meanings assigned to them in the Underwriting Agreement):

1. The Selling Stockholders have reviewed the Registration Statement and the Prospectus.

2. The representations and warranties of the Selling Stockholders contained in Section 4 of the Underwriting Agreement are true and correct as of the date hereof with the same force and effect as if made on and as of the date hereof.

3. To the knowledge of each of the Selling Stockholders, the Prospectus, as amended or supplemented, if applicable, did not, as of its date, and does not, as of the date hereof, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the were made, not misleading; provided, however, that none of the Selling Stockholders makes any representation with respect to any statement containe in, or omission from,the Prospectus except for information based upon and in conformity with information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use in the Prospectus.

4. Each of the Selling Stockholders has performed all of its obligations under the Underwriting Agreement as are required to be performed by it at or before the time of purchase and at or before the additional time of purchas as the case may be.


                            (Signature Page Follows)





                                  Exhibit F-1

          IN WITNESS WHEREOF, I have hereunto signed my name as of the date first above written.

                                       By:
                                       -------------------------------
                                       Name:
                                       Title: Representative

                                       By:
                                       -------------------------------
                                       Name:
                                       Title: Representative





                                  Exhibit F-2